Tenth Amendment
to
First Restated Credit Agreement

This TENTH AMENDMENT TO FIRST RESTATED CREDIT AGREEMENT (this “Tenth Amendment”), dated as of September 30, 2012, is among HALLMARK FINANCIAL SERVICES, INC., a Nevada corporation (“Borrower”), American Hallmark Insurance Company of Texas, a Texas insurance corporation (“AHIC”), HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company), an Arizona insurance corporation (“HIC”), each other Obligor, and FROST BANK (formerly known as The Frost National Bank), a Texas state bank (“Lender”).

RECITALS:

Borrower, AHIC, HIC, and Lender have previously entered into the First Restated Credit Agreement dated as of January 27, 2006 (such agreement, together with all amendments and restatements, the “Credit Agreement”).

Borrower has requested an extension of the Termination Date and other amendments to the Credit Agreement.

Lender has agreed to amend the Credit Agreement, subject to the terms of this Tenth Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1              Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Credit Agreement.

ARTICLE II

Amendments to Credit Agreement

2.1              Amendments to Credit Agreement Section 1.1.

(a)                The definition of “Revolving Facility L/C Expiration Date” is amended by deleting “September 30, 2012” and substituting “April 30, 2015” in lieu thereof.

(b)               The definition of “Termination Date” is deleted and the following is substituted in lieu thereof:

“Termination Date” means April 30, 2015.

2.2              Amendment to Credit Agreement Section 2.3. Credit Agreement Section 2.3 is deleted and the following is substituted in lieu thereof:

2.3 Repayment. The unpaid principal of all Revolving Loan shall be due and payable on the Revolving Loan Maturity Date.

2.3              Amendment to Credit Agreement Section 2.4. The last sentence of Credit Agreement Section 2.4 is deleted.

2.4              Amendment to Credit Agreement Section 2.5. The parenthetical in the first sentence of Credit Agreement Section 2.5 is deleted.

2.5              Amendment to Credit Agreement Section 2.10(d). The parenthetical in Section 2.10(d)(v) is deleted.

2.6              Amendment to Credit Agreement Section 2.13. Credit Agreement Section 2.13 is deleted and the following is substituted in lieu thereof:

2.13 Usage Fee. For so long as the Revolving Commitment is in effect, Borrower shall pay to Lender a fee (the “Usage Fee”) on each Payment Date, commencing with October 1, 2012. The Usage Fee is equal to a per annum rate of 0.25% multiplied by the actual daily amount by which the Revolving Commitment (as it exists on each determination date) exceeds the Revolving Facility Outstanding Amount (as of each determination date). The Usage Fee shall be calculated quarterly in arrears and shall accrue regardless of whether any condition in Article V has been satisfied. Subject to Section 10.11, the Usage Fee shall be fully earned when paid and is not refundable.

2.7              Amendment to Credit Agreement Section 7.3. Credit Agreement Section 7.3 is deleted and the following is substituted in lieu thereof:

7.3 Combined Ratio. Borrower shall not permit the Combined Ratio, determined as at the last day of any fiscal quarter of Borrower, to be greater than 103%.

2.8              Amendment to Credit Agreement Exhibit J. Credit Agreement Exhibit J (Compliance Certificate), in the form of Exhibit J to this Tenth Amendment, is substituted in lieu thereof.

ARTICLE III

Conditions Precedent

3.1              Conditions. The effectiveness of this Tenth Amendment is subject to the satisfaction of the following conditions precedent:

(a)                Documents. Lender shall have received the following in number of counterparts and copies as Lender may request:

(i)                 Tenth Amendment. This Tenth Amendment executed by Borrower, each other Obligor and Lender.

(ii)               Eighth Restated Revolving Note. The duly executed Eighth Restated Revolving Note, in the form of attached Exhibit A, payable to the order of Lender and in an amount equal to the Revolving Commitment.

(iii)             Obligor Proceedings. Evidence that all corporate, limited liability company and partnership proceedings of each Obligor and each other Person (other than Lender) taken in connection with the transactions contemplated by this Tenth Amendment and the other Loan Documents shall be reasonably satisfactory in form and substance to Lender; and Lender shall have received copies of all documents or other evidence which Lender may reasonably request in connection with such transactions.

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(iv)             Expenses. Reimbursement for reasonable Attorney Costs incurred through the date hereof.

(v)               Other Documents. In form and substance satisfactory to Lender, such other documents, instruments and certificates as Lender may reasonably require in connection with the transactions contemplated hereby.

(b)               No Default. No Default or Event of Default shall exist after giving effect to this Tenth Amendment.

(c)                Representations and Warranties.

(i)                 All of the representations and warranties contained in Article VIII of the Credit Agreement, as amended hereby, and in the other Loan Documents shall be true and correct on and as of the date of this Tenth Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

(ii)               All of the representations and warranties contained in Article VI shall be true and correct on and as of the date hereof and subject to any waiver previously delivered by Lender to Borrower.

ARTICLE IV

Ratification

4.1              Ratification. (a) The terms and provisions set forth in this Tenth Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Tenth Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Obligor agrees that the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or subject shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

(b)               Notwithstanding anything herein, in the Credit Agreement or in any other Loan Document to the contrary, any principal of the Revolving Loans that became due and payable prior to the effectiveness of this Tenth Amendment shall be deemed not due and payable, except as and until such principal may be or become due and payable after giving effect to this Tenth Amendment.

ARTICLE V

Representations and Warranties

5.1              Representations and Warranties of all Obligors. Each Obligor hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Tenth Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of such Obligor and will not violate any organizational document of such Obligor, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and each other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists either before or shall exist after giving effect to this Tenth Amendment, and (d) such Obligor is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

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ARTICLE VI

Miscellaneous

6.1              Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

6.2              Severability. The provisions of this Tenth Amendment are intended to be severable. If for any reason any provision of this Tenth Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

6.3              Counterparts. This Tenth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Tenth Amendment by signing any such counterpart.

6.4              GOVERNING LAW. THIS TENTH AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS. THE LOAN DOCUMENTS ARE PERFORMABLE IN SAN ANTONIO, BEXAR COUNTY, TEXAS, AND BORROWER, EACH L/C RIC AND LENDER WAIVE THE RIGHT TO BE SUED ELSEWHERE. BORROWER, EACH L/C RIC AND LENDER AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN SAN ANTONIO, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS TENTH AMENDMENT AND THE OTHER LOAN DOCUMENTS.

6.5              ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

The Remainder of This Page Is Intentionally Left Blank.

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Executed as of the date first written above.

BORROWER:	HALLMARK FINANCIAL SERVICES, INC.

By:
Jeffrey R. Passmore
Chief Accounting Officer

L/C RICs:	AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

HALLMARK INSURANCE COMPANY (formerly known as Phoenix Indemnity Insurance Company)

By:
Jeffrey R. Passmore
Chief Financial Officer

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OTHER OBLIGORS:

ACO HOLDINGS, INC.
ALLRISK INSURANCE AGENCY, INC.
AMERICAN HALLMARK AGENCIES, INC.
AMERICAN HALLMARK GENERAL AGENCY, INC.
EFFECTIVE CLAIMS MANAGEMENT, INC.
HALLMARK CLAIMS SERVICE, INC.
HALLMARK FINANCE CORPORATION
AMERICAN HALLMARK INSURANCE SERVICES, INC. (formerly known as Hallmark General Agency, Inc.)
HALLMARK UNDERWRITERS, INC.

By:
Jeffrey R. Passmore
Chief Financial Officer

AEROSPACE CLAIMS MANAGEMENT GROUP, INC.
AEROSPACE HOLDINGS, LLC

AEROSPACE SPECIAL RISK, INC.

HALLMARK SPECIALTY UNDERWRITERS, INC. (formerly known as
TGA Insurance Managers, Inc., and as Texas General Agency, Inc.)

TGA SPECIAL RISK, INC.

By:
Jeffrey R. Passmore
Vice President

AEROSPACE FLIGHT, INC.

By:
Cecil R. Wise
Secretary

AEROSPACE INSURANCE MANAGERS, INC.

By:
Jeffrey R. Passmore
Senior Vice President

PAN AMERICAN ACCEPTANCE
CORPORATION

By:
Jeffrey R. Passmore
Chief Financial Officer

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LENDER:	FROST BANK
(formerly known as The Frost National Bank)

By:
Print Name:
Print Title:

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Exhibit A

Revolving Note

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Exhibit J

Compliance Certificate

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